THRIVENT MUTUAL FUNDS

Supplement to Class A Shares Prospectus

dated February 28, 2012

with respect to

Accounts with Low Balances

Effective September 30, 2012, the Accounts with Low Balances paragraph of the Shareholder Information section on page 119 of the prospectus is deleted and replaced with the following:

Due to the high cost to shareholders of maintaining accounts with low balances, the transfer agent may, by redeeming shares, charge an annual fee of $12 (a “small account fee”) if the value of shares in the account falls to an amount of $2,000 or less, in the case of a non-qualified account, and $1,000 or less, in the case of a qualified account. The small account fee, which will be satisfied by the redemption of account shares, may be waived for certain accounts (e.g., certain retirement plans and investors in certain managed account programs). Small account fees will be automatically deducted from your account once each year. Alternatively, your account could be closed (rather than assessing an annual small account fee) by redeeming the shares in your account. Before your account is closed, however, you will be notified in writing and allowed 60 days to purchase additional shares. If additional shares are not purchased, any such close-out redemption may be at a time that is not favorable to you.

The date of this Supplement is September 30, 2012

Please include this Supplement with your Prospectus.

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